This Note is subject to the terms of a Subordination and Intercreditor Agreement (the “Intercreditor Agreement”) dated as of July 17, 2007 by and among BHC Interim Funding II, L.P. (“BHC”), Wells Fargo Bank, National Association (“Wells Fargo”), acting through its Wells Fargo Business Credit operating division, the Borrower and the Guarantors, which Intercreditor Agreement is incorporated herein by reference. Notwithstanding any statement to the contrary in this Note, (i) no payment on account of principal, interest, fees or other amounts shall become due or be paid except in accordance with the terms of the Intercreditor Agreement, and (ii) any security interest, lien, pledge or encumbrance granted to BHC shall be subordinate to the security interest, lien, pledge or encumbrance granted to Wells Fargo and shall be enforceable only in accordance with the terms of the Intercreditor Agreement until such time when the Senior Debt (as defined in the Intercreditor Agreement) has been paid in full.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO TRANSFER OF THIS NOTE SHALL BE VALID OR EFFECTIVE UNLESS MADE IN ACCORDANCE WITH THE APPLICABLE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, OR ANY AVAILABLE EXEMPTION THEREUNDER.

SENIOR SECURED TERM NOTE

$3,500,000.00	July 17, 2007

FOR VALUE RECEIVED, Airgate International Corporation, a New York corporation (the “Borrower”), hereby promises to pay to the order of BHC INTERIM FUNDING II, L.P. (together with its successors in interest or assigns, if any, the “Lender”), the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000), together with interest thereon at the interest rates and at the times hereinafter provided.

1. Loan Agreement. This Senior Secured Term Note (“Term Note”) is delivered pursuant and subject to the Loan and Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), dated as of the date hereof, by and among the Borrower, the Guarantors and the Lender. All terms and conditions of the Loan Agreement are hereby incorporated by reference into this Term Note, and reference is made to the Loan Agreement for, among other things, the security for this Term Note, Events of Default hereunder, and the Lender’s rights and remedies upon the occurrence of any Event of Default. All capitalized terms used herein shall have the same meanings ascribed to them in the Loan Agreement unless otherwise expressly stated.

2. Interest and Fees.

(a) Rates of Interest; Computation. The Term Loan shall bear interest on the unpaid principal balance thereof from the date of the borrowing thereof to the date of payment thereof, as set forth in Section 2.3 of the Loan Agreement. All interest payable hereunder shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues.

(b) Interest Payments. The Borrower shall pay interest on the unpaid principal balance of the Term Loan at the interest rates set forth in Section 2.3 of the Loan Agreement. Interest shall be paid by the Borrower monthly in arrears on the first Business Day of each month by automatic wire transfer to the Lender’s bank account commencing on [August] 1, 2007, and on the date of any prepayment of the Term Loan and at maturity, whether by acceleration or otherwise.

(c) Post Default Interest. Any installment of principal of the Term Loan not paid when due and, to the extent permitted by applicable law, any installment of interest thereon not paid when due at any time, whether by acceleration, after commencement of bankruptcy or insolvency proceedings or otherwise, shall continue to bear interest payable on demand at the Default Rate.

(d) Fees. The Borrower shall pay, when due, all fees set forth in the Loan Agreement and the other Loan Documents.

3. Payments of Principal; Optional Prepayments. The Term Loan shall be due and payable in full on the Maturity Date. The Borrower shall have the obligation to make mandatory payments of principal of the Term Loan, and the right to make voluntary prepayments of principal of the Term Loan, in accordance with Section 2.5 of the Loan Agreement.

4. Acceleration. The outstanding principal balance of, and any accrued and unpaid interest on, the Term Loan shall be payable in full upon the occurrence and during the continuance of an Event of Default and acceleration of the Obligations pursuant to Section 7.2 of the Loan Agreement.

5. Payments. All payments of principal, interest, fees, costs and expenses hereunder shall be made by the Borrower without defense, set off or counterclaim and in same day funds and delivered to the Lender at its office (or wire transferred to the Lender’s bank account) specified in the Loan Agreement. The Borrower hereby authorizes the Lender, at the Lender’s option, to draw against any deposit or disbursement account of the Borrower and maintained with the Lender (or subject to a control agreement in favor of the Lender), on account of such amounts, when any payment of same shall be due.

6. Invalidity. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Term Note shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Term Note or of such provision or obligation in any other jurisdiction.

7. Collection Costs. Without limiting the generality of Section 8.3 of the Loan Agreement, the Borrower shall pay, on demand, all reasonable fees, costs and expenses incurred by the Lender after an Event of Default in connection with any action, proceeding or effort taken or commenced by the Lender to enforce this Term Note, including, without limitation, reasonable attorney’s fees and expenses.

8. Waivers; Amendments. The Borrower hereby waives presentment, demand, protest and notice of nonpayment. The liabilities and obligations of the Borrower hereunder shall be unconditional without regard to the liability or obligations of any other party. No failure or delay on the part of the Lender in the exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any Default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No amendment, modification or waiver of any provision of this Term Note, or consent to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Lender and the Borrower. Each amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which the same was consented to by the Lender.

9. Security. The payment of this Term Note is secured as provided in the Loan Agreement.

10. Seniority. The payment of this Term Note is senior (other than as provided in the Intercreditor Agreement) to all other obligations of the Borrower, whether now existing or hereinafter incurred.

11. GOVERNING LAW; CONSENT TO JURISDICTION. THE VALIDITY AND EFFECT OF THIS TERM NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS TERM NOTE, OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS TERM NOTE, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. IF THE BORROWER PRESENTLY IS, OR IN THE FUTURE BECOMES, A NONRESIDENT OF THE STATE OF NEW YORK, THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWER, AT THE BORROWER’S ADDRESS SET FORTH IN SECTION 8.6 OF THE LOAN AGREEMENT OR AS MOST RECENTLY PROVIDED BY THE BORROWER TO THE LENDER IN WRITING, AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID.

12. JURY TRIAL WAIVER. THE BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS TERM NOTE OR ANY OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS TERM NOTE OR ANY DEALINGS BETWEEN THE BORROWER AND THE LENDER RELATING TO THIS TERM NOTE. THE BORROWER AND THE LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS TERM NOTE AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. THE BORROWER AND THE LENDER WARRANT AND REPRESENT THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

13. Successors in Interest or Assigns. All of the Lender’s rights hereunder shall accrue for the benefit of the Lender, its successors in interest or assigns.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed this Term Note the day and year first above written.

AIRGATE INTERNATIONAL CORPORATION

By:	/s/Scott Turner
Name: Scott Turner
Title: Vice President

HONG KONG, SAR: ss.:

On the ___ day of July in the year 2007 before me, the undersigned, personally appeared Alfred Lam, known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as an authorized officer of the Borrower (as defined in the within instrument), and that by his signature on the instrument, he executed the instrument.

Notary Public

Signature Page to Senior Secured Term Note